UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2009 (January 9, 2009)

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)
Three Riverway, Suite 300 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On January 9, 2009, Synthesis Energy Systems, Inc. (the “Company”) entered into an amendment to the employment agreement, dated effective October 16, 2008, of Kevin Kelly, the Company’s Controller and Chief Accounting Officer.  Pursuant to the employment agreement, he was granted, among other things, a right to options to acquire 25,000 shares of the Company’s common stock based on the achievement of certain performance targets (the “Performance Options”).  Pursuant to the terms of the amendment, the Company eliminated the Performance Options and replaced them with options to purchase 25,000 shares of the Company’s common stock, which options shall vest as to 25% of the shares on each of the first four anniversary dates after the date of the new grant, beginning on the first anniversary thereof.

A copy of the employment agreement is incorporated by reference herein as Exhibit 10.1 and a copy of the amendment is furnished herewith as Exhibit 10.2.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The text set forth in Item 1.01 regarding the terms and conditions of the amendment to the Employment Agreement between the Company and Kevin Kelly is incorporated into this Item 1.02 by reference.

Item 7.01 Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Representatives of the Company will make presentations on Wednesday, January 14, 2009 at 12:55 PM Central time at the Pritchard Capital Energize 2009 Conference (the “Conference”), in San Francisco, California.

The Company is furnishing herewith as Exhibit 99.1 data being presented by certain of its executive officers beginning on January 14, 2009 at the Conference. The graphic presentation is currently available on our website at www.synthesisenergysystems.com.

The Company does not undertake to update the information as posted on its website; however, it may post additional information included in future press releases and Forms 8-K, as well as posting its periodic Exchange Act reports.

Item 9.01

Financial Statements and Exhibits.

(a)

Financial Statements of business acquired

None.

(b)

Pro Forma Financial Information

None.

(c)

Shell Company Transactions

None.

(d)

Exhibits

10.1

Employment Agreement between the Company and Kevin Kelly dated October 16, 2008 (incorporated by reference herein to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated November 12, 2008).

*10.2

Letter Agreement between the Company and Kevin Kelly dated January 9, 2009.

*99.1

Presentation dated January 14, 2009.

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.
Dated: January 14, 2009	/s/ Timothy E. Vail
Timothy E. Vail
President and Chief Executive Officer

Exhibit Index

10.1

Employment Agreement between the Company and Kevin Kelly dated October 16, 2008 (incorporated by reference herein to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated November 12, 2008).

*10.2

Letter Agreement between the Company and Kevin Kelly dated January 9, 2009.

*99.1

Presentation dated January 14, 2009.

* Filed herewith